                                                                 Exhibit 10.5(a)

                                 Schedule 4.3
                                 ------------

                                     None

                                 Schedule 4.5
                                 ------------


Joint Development Agreement dated September 24, 1999 between Plug Power, LLC and Epyx

Joint Development Agreement dated January 12, 2000 between Cellex Power Products, Inc. and Epyx

Purchase Order from Plug Power to Epyx dated November 10, 1999 for 10kW Multi-fuel Processor with Supporting Data and Service

Joint Venture Agreement dated December 18, 1998 between H Power Corp. and Arthur
D. Little, Inc.

DOE Contract No. DE-FC02-99EE50580 dated July 21, 1999 issued to Arthur D. Little, Inc., titled Development of Fuel Processor, Durability Demonstration and 10kW

Subcontract Agreement dated November 21, 1997 between Plug Power, LLC and Arthur
D. Little, Inc. under DOE Contract No. DE-FC02-97EE50472

Subcontract Agreement dated January 17, 2000 between Giner, Inc. and Epyx

Purchase Order for Transient Reactor dated February 2000 from Epyx to ZTON-Altamira Corporation


Excluded Contracts:

"Design of a 50 kW Stationary PEMFC System"
"Design of next generation of PEMFC stacks with clearly superior hydrogen utilization"

                                 Schedule 4.6
                                 ------------


                                     None

                                 Schedule 4.11
                                 -------------

                              Epyx Balance Sheet

                            As of December 31, 1999

                                                               Adjusted         Assign Gov't        Adjusted
                                                               Balances         Receivables         Balances
                                                            --------------   ------------------  --------------
Assets:

Current Assets:
Cash and Cash Equivalents
  Accounts Receivable...................................       $ 247,239.4           $454,234.0    $  701,473.4
  Unbilled Services.....................................         156,972.9                            156,972.9
  Other Current Assets..................................          (3,298.7)                            (3,298.7)
                                                            --------------                       --------------
Total Current Assets....................................         400,913.6            454,234.0       855,147.6

Property and Equipment:
Land
  Bldgs. & Leasehold Improvements.......................             339.1                                339.1
  Equip., Furniture, & Fixtures.........................         516,296.6                            516,296.6
                                                            --------------                       --------------
  Property and Equipment................................         516,635.7                            516,635.7
  Accumulated Depreciation..............................        (140,068.2)                          (140,068.2)
                                                            --------------                       --------------
  Net Property and Equipment............................         376,567.5                            376,567.5
                                                            --------------                       --------------
Total Assets............................................       $ 777,481.0           $454,234.0    $1,231,715.0
                                                            ==============   ==================  ==============
Liabilities and Stockholders' Equity:

Current Liabilities:
  Accounts Payable......................................       $   1,878.6                         $    1,878.6
  Accrued Compensation..................................          31,370.1                             31,370.1
  Other Accrued Expenses................................          (2,354.5)                            (2,354.5)
                                                            --------------                       --------------
Total Current Liabilities...............................          30,894.2                             30,894.2

Intercompany Receivable/Payable.........................         400,913.6           299,234.0        700,147.6

Total Liabilities

Stockholders' Equity:

Retained Earnings.......................................         345,673.3           155,000.0        500,673.3
                                                            --------------                       --------------

Total Liabilities and Stockholders' Equity..............       $ 777,481.0          $454,234.0     $1,231,715.0
                                                            ==============   ==================  ==============

                                 Schedule 4.15
                                 -------------

MDT Retirement Plan
ESOP - Hired prior to 1-1-99
Investment Plan
ADL Medical Plan - Self funded
Harvard Pilgrim HMO - Insured
Tufts HMO - Insured
ADL Dental Plan - Self funded
ADL Long Term Disability Plan - Self funded
Basic Life Insurance - Insured
Portable Optional Term Life Insurance - Insured
Dependent Life Insurance - Insured
Health Care Spending Account - Self funded
Dependent Care Spending Account - Self funded
Pre-tax Deduction Plan - Self funded
Business Travel Accident Insurance - Insured
Excess Contribution Plan
Stock Incentive Plan
Stock-Based Deferred Incentive Compensation Plan
New ADL Stock Option Plan
Senior Staff Stock Purchase Plan

All of the above plans are maintained and administered by ADL and not by Epyx

                                 Schedule 5.3
                                 ------------


Excluded Contracts:

"Design of a 50 kW Stationary PEMFC System"
"Design of next generation of PEMFC stacks with clearly superior hydrogen utilization"

                                  Exhibit A
                              State of Delaware                           PAGE 1

                       Office of the Secretary of State

                       --------------------------------

I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "ADVANCED FUEL PROCESSORS, INC.", CHANGING ITS NAME FROM "ADVANCED FUEL PROCESSORS, INC." TO "EPYX CORPORATION", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF FEBRUARY, A.D. 1998, AT 10 OCLOCK A.M.




[SEAL OF DELAWARE SECRETARY'S OFFICE]        /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2834471 8100                                 AUTHENTICATION:    8923349

981059546                                    DATE: 2-17-98

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                         ADVANCED FUEL PROCESSORS, INC.

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware
                    ----------------------------------------

     Advanced Fuel Processors, Inc. (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify as follows:

     That by written consent of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Incorporation of the Corporation declaring said amendment to be advisable. The sole stockholder of the Corporation entitled to vote thereon approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:           That the Certificate of Incorporation of the Corporation
--------            (the "Certificate of Incorporation") be and hereby is
                    amended by deleting Article FIRST in its entirety and substituting therefor the following:

                    "FIRST: The name of the Corporation is EPYX Corporation."

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and Chief Executive Officer this 12th day of February, 1998.

                                   ADVANCED FUEL PROCESSORS, INC.

                                   By: /s/ Ashok S. Kalelkar
                                      --------------------------
                                           Ashok S. Kalelkar
                                           President

                               State of Delaware                 PAGE 1

                        Office of the Secretary of State

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "ADVANCED FUEL PROCESSORS, INC.", FILED IN THIS OFFICE ON THE EIGHTEENTH DAY OF DECEMBER, A.D. 1997, AT 12:30 O'CLOCK P.M.



[SEAL OF DELAWARE SECRETARY'S OFFICE]        /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2834471 8100                                 AUTHENTICATION:    8822484

971436517                                    DATE: 12-18-97

                          CERTIFICATE OF INCORPORATION

                                       OF

                          ADVANCED FUEL PROCESSORS, INC.

     FIRST. The name of the Corporation is: Advanced Fuel Processors, Inc.

     SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

     To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares of stock which the Corporation shall have authority to issue is 1,000 shares of Common Stock, $.O1 par value per share.

     The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     FIFTH. The name and mailing address of the sole incorporator are as follows:

            NAME                                MAILING ADDRESS
            ----                                ---------------

        Donna A. Face                           Hale and Dorr
        Corporate Paralegal                     60 State Street
                                                Boston, MA 02109

     SIXTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided:

          1. Election of directors need not be by written ballot.

          2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

     SEVENTH. Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

     EIGHTH. The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

     As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

     In the event that the Corporation does not assume the defense of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, the Corporation shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of
                                       --------  -------
such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall
                    ------- --------
be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or riot opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

     The Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. In addition, the Corporation, shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

     All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question,
(c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

     The indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

     NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

     EXECUTED at Boston, Massachusetts, on December 18, 1997.


                                                       /s/ Donna A. Pace
                                                       --------------------
                                                            Incorporator
                                                            Donna A. Pace

                                State of Delaware                     PAGE 1

                        Office of the Secretary of State

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EPYX CORPORATION", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF MARCH, A.D. 2000, AT 4:30 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE WAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.




[SEAL OF DELAWARE SECRETARY'S OFFICE]        /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

2834471 8100                                 AUTHENTICATION:    0355725

001166923                                    DATE:              04-03-00

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                EPYX CORPORATION

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware
                    ----------------------------------------

     Epyx Corporation (hereinafter called the "Corporation"), organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify as follows:

     That by written consent of the Board of Directors of the Corporation, a resolution was duly adopted, pursuant to Sections 141(f) and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the the Certificate of Incorporation of the Corporation declaring said amendment to be advisable. The sole stockholder of the Corporation entitled to vote thereon approved said proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:           That the Certificate of Incorporation of the Corporation be
                    and hereby is amended by deleting the first sentence of Article FOURTH in its entirety and substituting therefor the following:

                    "The total number of shares of stock which the Corporation shall have authority to issue is 2,000,000 shares of Common Stock, $.01 par value per share."

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President this 31st day of March, 2000.

                                     EPYX CORPORATION

                                     By: /s/ Mark A. Brodsky
                                     -------------------------
                                             Mark A. Brodsky
                                             President

                          AMENDED AND RESTATED BY-LAWS

                                       OF

                                EPYX CORPORATION



                            ARTICLE I - Stockholders
                            ------------------------

     1.1 Place of Meetings. All meetings of stockholders shall be held at such
         -----------------
place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President or, if not so designated, at the registered office of the corporation.

     1.2 Annual Meeting. The annual meeting of stockholders for the election of
         --------------
directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors or the President (which date shall not be a legal holiday in the place where the meeting is to be held) at the time and place to be fixed by the Board of Directors or the President and stated in the notice of the meeting. If no annual meeting is held in accordance with the foregoing provisions, the Board of Directors shall cause the meeting to be held as soon thereafter as convenient. If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-Laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

     1.3 Special Meetings. Special meetings of stockholders may be called at any
         ----------------
time by the President or by the Board of Directors. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

     1.4 Notice of Meetings. Except as otherwise provided by law, written notice
         ------------------
of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     1.5 Voting List. The officer who has charge of the stock ledger of the
         -----------
corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any stockholder who is present.

     1.6 Quorum. Except as otherwise provided by law, the Certificate of
         ------
Incorporation or these By-Laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.

     1.7 Adjournments. Any meeting of stockholders may be adjourned to any other
         ------------
time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

     1.8 Voting and Proxies. Each stockholder shall have one vote for each share
         ------------------
of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent and delivered to the Secretary of the corporation. No such proxy shall be voted or acted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

     1.9 Action at Meeting. When a quorum is present at any meeting, the holders
         -----------------
of shares of stock representing a majority of the votes cast on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of shares of stock of that class representing a majority of the votes cast on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation, these By-Laws or that certain Stockholders' Agreement dated as of April 4, 2000 (as amended, the "Stockholders' Agreement") among DeNora New Energy Investments B.V. ("DN"), Arthur D. Little, Inc. ("ADL"), Amerada Hess Corporation ("Hess") and the corporation. When a quorum is present at any meeting, any election by stockholders shall be determined by a plurality of the votes cast on the election.

     1.10 Inspectors

     One or more inspectors may be appointed by the Board of Directors before or at any meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting. At the meeting for which the inspector or inspectors are appointed, he or they shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies and the acceptance and rejection of votes. If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his place.

     At any time at which the corporation has a class of voting stock that is
(i) listed on a national securities exchange, (ii) authorized for quotation on an inter-dealer quotation system of a registered national securities association, or (iii) held of record by more than 2,000 stockholders, the provisions of Section 231 of the Delaware General Corporation Law with respect to inspectors of election and voting procedures shall apply, in lieu of the provisions of the preceding paragraph.

     1.11 Action without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                              ARTICLE 2 - Directors

     2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     2.2 Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined by resolution of the stockholders or the Board of Directors, but in no event shall be less than one. The number of directors may be decreased at any time and from time to time either by the stockholders or by a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation, removal or expiration of the term of one or more directors. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election, provided that as long as the Stockholders' Agreement is in effect, the corporation shall nominate the directors designated by DN, ADL and Hess for election as directors of the corporation. Directors need not be stockholders of the corporation.

     2.3 Enlargement of the Board. The number of directors may be increased at any time and from time to time by the stockholders or by a majority of the directors then in office.

     2.4 Tenure. Each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until his earlier death, resignation or removal.

     2.5 Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, may be filled by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director, except as otherwise provided in the Stockholders' Agreement. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal.

     2.6 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     2.7 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     2.8 Special Meetings. Special meetings of the Board of Directors may be held at any time and place, within or without the State of Delaware, designated in a call by the Chairman of the Board, President, two or more directors (provided that at least two directors are directors who have been designated by different stockholders), or by one director in the event that there is only a single director in office.

     2.9 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least seven (7) business days in advance of the meeting, (ii) by sending a telegram or telex, or delivering written notice by hand, to his last known business or home address at least seven (7) business days in advance of the meeting, or (iii) by mailing written notice to his last known business or home address at least seven (7) business days in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

     2.10 Meetings by Telephone Conference Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

     2.11 Quorum. A majority of the total number of the whole Board of Directors shall constitute a quorum at all meetings of the Board of Directors, provided that for so long as the Stockholders' Agreement is in effect, four (4) directors shall constitute a quorum, at least two of which shall be directors designated by DN, and two of which shall be directors designated by ADL. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than one-third (1/3) of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

     2.12 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.

     2.13 Actions Requiring Special Board Approval.

     (a) Without the prior approval of the Required Percentage (as defined below) of the Board of Directors, acting by resolution at a duly called regular or special meeting of the Board or acting by written consent, the corporation shall not:

          (i) merge or consolidate the corporation with any other Person (as defined below), or sell, assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) all, or substantially all, of its assets or capital stock (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any asset or group of assets which is material to the business or operations of the corporation, or agree to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business;

          (ii) amend the Certificate of Incorporation or By-laws of the corporation;

          (iii) sell or issue to any Person any capital stock of the corporation except pursuant to the Stockholders' Agreement or any approved stock option or other equity participation plan, or agree to do either of the foregoing;

          (iv) redeem, purchase or otherwise acquire for value any common stock or any other capital stock the corporation except for repurchases of common stock pursuant to the terms of any approved stock option or other equity participation plan within the normal operation of such plan, or agree to do any of the foregoing;

          (v) declare or pay any dividend on any capital stock of the corporation;

          (vi) liquidate, dissolve or commence proceedings in bankruptcy;

          (vii) approve the operating plan of the corporation; or

          (viii) designate the individual to represent the corporation in the shareholders meeting of DeNora Fuel Cells, S.p.A. and the instructions to be granted to such representative to vote at such meeting.

     (b) For purposes of this Section 2.13, "Required Percentage" shall mean:
(i) seventy-five percent (rounded up to the nearest whole number) of the Board as long as the number of directors on the Board is eight (8) or less and (ii) sixty-six and two-thirds percent (rounded up to the nearest whole number) of the Board as long as the number of directors on the Board is nine (9) or more. For purposes of this Section 2.13, "Person" means an individual, a corporation, an association, a partnership, a limited liability company, an estate, a trust, and any other entity or organization, governmental or otherwise.

     2.14 Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing, and the written consents are filed with the minutes of proceedings of the Board or committee.

     2.15 Removal. Except as otherwise provided by the General Corporation Law of Delaware or by the Stockholders, Agreement, any one or more or all of the directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that the directors elected by the holders of a particular class or series of stock may be removed without cause only by vote of the holders of a majority of the outstanding shares of such class or series.

     2.16 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation

Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.

     2.17 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                              ARTICLE 3 - Officers

     3.1 Enumeration. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

     3.2 Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

     3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

     3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote choosing or appointing him, or until his earlier death, resignation or removal.

     3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

     Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

     3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his predecessor and until his successor is elected and qualified, or until his earlier death, resignation or removal.

     3.7 Chairman of the Board and Vice-Chairman of the Board. The Board of Directors may appoint a Chairman of the Board and may designate the Chairman of the Board as Chief Executive Officer. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. If the Board of Directors appoints a Vice-Chairman of the Board, he shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the Board of Directors.

     3.8 President. The President shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. Unless otherwise provided by the Board of Directors, he shall preside at all meetings of the stockholders and, if he is a director, at all meetings of the Board of Directors. Unless the Board of Directors has designated the Chairman of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

     3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

     3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary, (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

     3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

     The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer, (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

     3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                           ARTICLE 4 - Capital Stock

     4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

     4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice-Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

     Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the By-Laws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

     If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each certificate representing shares of such class or series of stock, provided that in lieu of the foregoing requirements there may be set forth on the face or back of each certificate representing shares of such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.

     4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

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

     4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 10 days after the date of adoption of a record date for a written consent without a meeting, nor more than 60 days prior to any other action to which such record date relates.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is properly delivered to the corporation. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                         ARTICLE 5 - General Provisions

     5.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.

     5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

     5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telegraph, cable or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

     5.4 Voting of Securities. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as,

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

proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

     5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     5.6 Certificate of Incorporation. All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

     5.7 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his or their votes are counted for such purpose, if:

     (1) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

     (2) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     5.8 Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.

     5.9 Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                          ARTICLE 6 - Indemnification

     6.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of being or having been a director or officer of the corporation or serving or having served at the request of the corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an "Indemnitee"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than permitted prior thereto) (as used in this Article 6, the "Delaware Law"), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith and such indemnification shall continue as to an Indemnitee who has ceased to be a director, trustee, officer, employee or agent and shall inure to the benefit of the Indemnitee's heirs, executors and administrators; provided, however, that, except as provided in Section 6.2 hereof with respect to Proceedings to enforce rights to indemnification, the corporation shall indemnify any such Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article 6 shall be a contract right and shall include the right to be paid by the corporation the, expenses (including attorneys' fees) incurred in defending any such Proceeding in advance of its final disposition (an "Advancement of Expenses"); provided, however, that an Advancement of Expenses incurred by an Indemnitee shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it should ultimately be determined by final judicial decision from which there is no further right to appeal (a "Final Adjudication") that such Indemnitee is not entitled to be indemnified for such expenses under this Article 6 or otherwise.

     6.2 Right of Indemnitee to Bring Suit. If a claim under Section 6.1 hereof is not paid in full by the corporation within sixty days after a written claim has been received by the corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period will be twenty days, the Indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the corporation to recover an Advancement of Expenses, the Indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by an Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an Advancement of Expenses) it shall be a defense that, and
(ii) in any suit by the corporation to recover an Advancement of Expenses, the corporation shall be entitled to recover such expenses upon a Final Adjudication that, the Indemnitee has not met the applicable standard of conduct set forth in the Delaware Law. In any suit brought by the Indemnitee to enforce a right to indemnification or to an Advancement of Expenses hereunder, or by the corporation to recover an Advancement of Expenses, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such Advancement of Expenses, under this Article 6 or otherwise shall be on the corporation.

     6.3 Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this Article 6 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provisions of the corporation's Certificate of Incorporation or these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

     6.4 Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under this Article 6 or under the Delaware Law.

     6.5 Indemnification of Employees and Agents of the Corporation. The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the Advancement of Expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article 6 with respect to the indemnification and Advancement of Expenses of directors and officers of the corporation.

                             ARTICLE 7 - Amendments

     7.1 By the Board of Directors. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the Required Percentage of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

     7.2 By the Stockholders. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of sixty-six and two-thirds percent of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such special meeting.

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